Exhibit 99.1

Media contact:	Investor/analyst contact:
Bobbie Egan	Chris Berry
Media Relations Manager	Managing Director of Investor Relations
(206) 392-5134	(206) 392-5260

FOR IMMEDIATE RELEASE	July 25, 2013

ALASKA AIR GROUP REPORTS SECOND QUARTER 2013 RESULTS
Financial Highlights:

•
Reported second quarter net income, excluding special items, of $105 million, or $1.47 per diluted share, compared to adjusted net income of $111 million, or $1.53 per diluted share in the prior year quarter. This quarter's results compare to a First Call analyst consensus estimate of $1.51 per share.

•
Recorded net income for the second quarter under Generally Accepted Accounting Principles (GAAP) of $104 million or $1.47 per diluted share, compared to net income of $68 million, or $0.93 per diluted share in 2012.

•	Achieved trailing twelve-month return on invested capital of 13.0 percent compared to 12.3 percent in the twelve months ended June 30, 2012.

•	Declared a $.20 quarterly cash dividend to be paid on August 22.

•	Announced changes to bag and change fee policies effective October 30, estimated to increase revenues by approximately $50 million annually.

•	Extended affinity card agreement with Bank of America through 2017, estimated to generate $55 million in additional cash flows on an annual basis.

•	Lowered adjusted debt-to-total-capitalization ratio by 2.0 percentage points, to 52.0 percent, since December 31, 2012.

•	Repurchased 544,597 shares of common stock for $32 million in the second quarter. For the year the company has repurchased 917,782 shares for $51 million.

•	Held $1.4 billion in unrestricted cash and marketable securities as of June 30, 2013.
Operational Highlights:

•	Ranked "Highest in Customer Satisfaction Among Traditional Network Carriers" in 2013 by J.D. Power and
Associates for the sixth year in a row.

•	Received the FAA's "Diamond Certificate of Excellence" award for the 12th consecutive year.

•	Held the No. 1 spot in U.S. Department of Transportation on-time performance among the 10 largest U.S. airlines for the twelve months ended May 2013.

•	Improved employee productivity by 5.5 percent.

•	Signed five-year collective bargaining agreements with Alaska pilots and Horizon flight attendants.

New routes:

•	New routes launched and announced in the second quarter are as follows:

New Non-Stop Routes launched in Q2	New Non-Stop Routes (Launch Date)
Portland to Fairbanks	Anchorage to Fairbanks (3/3/14) - Horizon
San Diego to Lihue	Anchorage to Kodiak (3/3/14) - Horizon
Seattle to Salt Lake City	Anchorage to Las Vegas (12/19)
Anchorage to Phoenix (12/18)
Portland to Boise (11/1) - SkyWest
Portland to Reno (11/8)
Portland to Tucson (11/1)
San Diego to Boise (11/1)
San Diego to Mammoth Lakes (12/19)
Seattle to Colorado Springs (11/1)
Seattle to Omaha (11/7)
Seattle to Steamboat Springs (12/18)

SEATTLE — Alaska Air Group, Inc., (NYSE: ALK) today reported second quarter 2013 GAAP net income of $104 million, or $1.47 per diluted share, compared to $68 million, or $0.93 per diluted share in the second quarter of 2012. Excluding the impact of mark-to-market fuel hedge adjustments of $1 million, the company reported adjusted net income of $105 million, or $1.47 per diluted share, compared to adjusted net income of $111 million, or $1.53 per diluted share, in 2012.
“These results represent our 17th consecutive quarter of profitability and the second-best June quarter in our history. I want to thank our employees at Alaska and Horizon who are continuing to work hard to keep us safe and reliable, provide a great experience for our customers, and produce results that make Alaska a great place to invest,” CEO Brad Tilden said. “Although our quarterly results were down slightly, our financial performance continues to be very strong. This is why we were very pleased to recently announce the initiation of a quarterly dividend which, combined with our share repurchases, will be a key component of our capital deployment program.”
The following table reconciles the company's reported GAAP net income and earnings per diluted share (EPS) during the second quarters of 2013 and 2012 to adjusted amounts:

	Three Months Ended June 30,
	2013		2012
(in millions, except per-share amounts)	Dollars	Diluted EPS	Dollars	Diluted EPS
Reported GAAP net income	$104	$1.47	$68	$0.93
Mark-to-market fuel hedge adjustments, net of tax	1	—	43	0.60
Non-GAAP adjusted income and per-share amounts	$105	$1.47	$111	$1.53

Statistical data, as well as a reconciliation of the reported non-GAAP financial measures, can be found in the accompanying tables. A glossary of financial terms can be found on the last page of this release.
A conference call regarding the second quarter results will be simulcast via the Internet at 8:30 a.m. Pacific time on July 25, 2013. It can be accessed through the company's website at alaskaair.com/investors. For those unable to listen to the live broadcast, a replay will be available after the conclusion of the call.
###

References in this news release to “Air Group,” “company,” “we,” “us” and “our” refer to Alaska Air Group, Inc. and its subsidiaries, unless otherwise specified. Alaska Airlines, Inc. and Horizon Air Industries, Inc. are referred to as “Alaska” and “Horizon,” respectively, and together as our “airlines.”
This news release may contain forward-looking statements subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These statements relate to future events and involve known and unknown risks and uncertainties that may cause actual outcomes to be materially different from those indicated by any forward-looking statements. For a comprehensive discussion of potential risk factors, see Item 1A of the company's Annual Report on Form 10-K for the year ended December 31, 2012. Some of these risks include general economic conditions, increases in operating costs including fuel, competition, labor costs and relations, our significant indebtedness, inability to meet cost reduction goals, seasonal fluctuations in our financial results, an aircraft accident, and changes in laws and regulations. All of the forward-looking statements are qualified in their entirety by reference to the risk factors discussed therein. We operate in a continually changing business environment, and new risk factors emerge from time to time. Management cannot predict such new risk factors, nor can it assess the impact, if any, of such new risk factors on our business or events described in any forward-looking statements. We expressly disclaim any obligation to publicly update or revise any forward-looking statements after the date of this report to conform them to actual results. Over time, our actual results, performance or achievements will likely differ from the anticipated results, performance or achievements that are expressed or implied by our forward-looking statements, and such differences might be significant and materially adverse.
###
Alaska Airlines, a subsidiary of Alaska Air Group (NYSE: ALK), together with its partner regional airlines, serves 95 cities through an expansive network in Alaska, the Lower 48, Hawaii, Canada and Mexico. Alaska Airlines has ranked “Highest in Customer Satisfaction Among Traditional Network Carriers” in the J.D. Power and Associates North America Airline Satisfaction Study SM for six consecutive years from 2008 to 2013. For reservations, visit www.alaskaair.com. For more news and information, visit the Alaska Airlines Newsroom at www.alaskaair.com/newsroom.

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
Alaska Air Group, Inc.

	Three Months Ended June 30,			Six Months Ended June 30,
(in millions, except per-share amounts)	2013	2012	Change	2013	2012	Change
Operating Revenues:
Passenger
Mainline	$896	$863	4%	1,692	1,586	7%
Regional	192	188	2%	374	361	4%
Total passenger revenue	1,088	1,051	4%	2,066	1,947	6%
Freight and mail	30	31	(3)%	56	55	2%
Other - net	138	132	5%	268	251	7%
Total Operating Revenues	1,256	1,214	3%	2,390	2,253	6%

Operating Expenses:
Wages and benefits	258	259	—%	522	515	1%
Variable incentive pay	21	22	(5)%	42	38	11%
Aircraft fuel, including hedging gains and losses	372	433	(14)%	753	751	—%
Aircraft maintenance	67	54	24%	133	105	27%
Aircraft rent	30	29	3%	59	57	4%
Landing fees and other rentals	75	60	25%	136	123	11%
Contracted services	54	50	8%	107	98	9%
Selling expenses	51	44	16%	89	85	5%
Depreciation and amortization	68	66	3%	136	129	5%
Food and beverage service	21	20	5%	41	37	11%
Other	65	61	7%	133	126	6%
Total Operating Expenses	1,082	1,098	(1)%	2,151	2,064	4%
Operating Income	174	116	50%	239	188	27%

Nonoperating Income (Expense):
Interest income	4	5		9	10
Interest expense	(14)	(17)		(29)	(34)
Interest capitalized	5	3		9	8
Other - net	—	2		1	3
	(5)	(7)		(10)	(13)
Income Before Income Tax	169	109		229	176
Income tax expense	65	41		88	67
Net Income	$104	$68		141	109

Basic Earnings Per Share:	$1.49	$0.95		$2.00	$1.53
Diluted Earnings Per Share:	$1.47	$0.93		$1.98	$1.50
Shares Used for Computation:
Basic	70.252	70.996		70.342	71.069
Diluted	71.159	72.200		71.297	72.325

CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
Alaska Air Group, Inc.

(in millions)	June 30, 2013	December 31, 2012
Cash and marketable securities	$1,429	$1,252

Total current assets	1,986	1,737
Property and equipment-net	3,725	3,609
Other assets	141	159
Total assets	5,852	5,505

Air traffic liability	724	534
Current portion of long-term debt	110	161
Other current liabilities	922	806
Current liabilities	1,756	1,501
Long-term debt	814	871
Other liabilities and credits	1,739	1,712
Shareholders' equity	1,543	1,421
Total liabilities and shareholders' equity	$5,852	$5,505

Debt to Capitalization, adjusted for operating leases	52%:48%	54%:46%

Number of common shares outstanding	70.009	70.377

OPERATING STATISTICS SUMMARY (unaudited)
Alaska Air Group, Inc.

	Three Months Ended June 30,						Six Months Ended June 30,
	2013		2012		Change		2013		2012		Change
Consolidated Operating Statistics:(a)
Revenue passengers (000)	6,980		6,565		6.3%		13,326		12,560		6.1%
RPMs (000,000) "traffic"	7,385		6,869		7.5%		14,181		13,101		8.2%
ASMs (000,000) "capacity"	8,547		7,939		7.6%		16,530		15,283		8.2%
Load factor	86.4%		86.5%		(0.1 pts	)	85.8%		85.7%		0.1 pts
Yield	14.73	¢	15.29	¢	(3.7%)		14.56	¢	14.86	¢	(2.0%)
PRASM	12.73	¢	13.23	¢	(3.8%)		12.49	¢	12.74	¢	(2.0%)
RASM	14.70	¢	15.28	¢	(3.8%)		14.46	¢	14.74	¢	(1.9%)
CASM excluding fuel(b)	8.31	¢	8.38	¢	(0.8%)		8.46	¢	8.60	¢	(1.6%)
Economic fuel cost per gallon(c)	$3.28		$3.40		(3.5%)		$3.38		$3.41		(0.9%)
Fuel gallons (000,000)	113		106		6.6%		219		206		6.3%
Average number of full-time equivalent employees	12,059		11,965		0.8%		12,036		11,899		1.2%

Mainline Operating Statistics:
Revenue passengers (000)	5,074		4,752		6.8%		9,608		9,027		6.4%
RPMs (000,000) "traffic"	6,729		6,231		8.0%		12,901		11,868		8.7%
ASMs (000,000) "capacity"	7,743		7,130		8.6%		14,946		13,705		9.1%
Load factor	86.9%		87.4%		(0.5 pts	)	86.3%		86.6%		(0.3 pts	)
Yield	13.31	¢	13.85	¢	(3.9%)		13.11	¢	13.36	¢	(1.9%)
PRASM	11.57	¢	12.10	¢	(4.4%)		11.32	¢	11.57	¢	(2.2%)
RASM	13.50	¢	14.13	¢	(4.5%)		13.24	¢	13.55	¢	(2.3%)
CASM excluding fuel(b)	7.35	¢	7.46	¢	(1.6%)		7.47	¢	7.67	¢	(2.6%)
Economic fuel cost per gallon(c)	$3.28		$3.40		(3.6%)		$3.37		$3.40		(0.9%)
Fuel gallons (000,000)	100		93		7.2%		193		180		7.3%
Average number of full-time equivalent employees	9,457		9,165		3.2%		9,404		9,088		3.5%
Aircraft utilization	10.9		10.9		(0.2%)		10.7		10.6		0.9%
Average aircraft stage length	1,156		1,149		0.6%		1,188		1,151		3.2%
Operating fleet	128		120		8 a/c		128		120		8 a/c

Regional Operating Statistics:(d)
Revenue passengers (000)	1,907		1,813		5.2%		3,718		3,533		5.2%
RPMs (000,000) "traffic"	656		638		2.8%		1,280		1,233		3.8%
ASMs (000,000) "capacity"	804		809		(0.7%)		1,584		1,578		0.4%
Load factor	81.6%		78.9%		2.7 pts		80.8%		78.1%		2.7 pts
Yield	29.29	¢	29.40	¢	(0.3%)		29.19	¢	29.23	¢	(0.2%)
PRASM	23.91	¢	23.19	¢	3.2%		23.60	¢	22.84	¢	3.3%
Operating fleet (Horizon only)	48		50		(2	) a/c	48		50		(2	) a/c

(a)	Except for full-time equivalent employees, data includes information related to third-party regional capacity purchase flying arrangements.

(b)	See a reconciliation of operating expenses excluding fuel and certain special items and Note A for a discussion of why these measures may be important to investors in the accompanying pages.

(c)	See a reconciliation of economic fuel cost in the accompanying pages.

(d)	Data presented includes information related to flights operated by Horizon Air and third-party carriers.

OPERATING SEGMENTS (unaudited)
Alaska Air Group, Inc.

	Three Months Ended June 30, 2013
	Alaska
(in millions)	Mainline	Regional	Horizon	Consolidating	Air Group Adjusted(a)	Special Items	Consolidated
Operating revenues
Passenger
Mainline	$896	$—	$—	$—	$896	$—	$896
Regional		192	—	—	192	—	192
Total passenger revenues	896	192	—	—	1,088	—	1,088
CPA revenues	—	—	91	(91)	—		—
Freight and mail	29	1	—	—	30	—	30
Other-net	120	16	2	—	138	—	138
Total operating revenues	1,045	209	93	(91)	1,256	—	1,256

Operating expenses
Operating expenses, excluding fuel	569	149	84	(92)	710	—	710
Economic fuel	327	44	—	—	371	1	372
Total operating expenses	896	193	84	(92)	1,081	1	1,082

Nonoperating income (expense)
Interest income	4	—	—	—	4	—	4
Interest expense	(9)	—	(4)	(1)	(14)	—	(14)
Other	6	(1)	1	(1)	5	—	5
	1	(1)	(3)	(2)	(5)	—	(5)
Income (loss) before income tax	$150	$15	$6	$(1)	$170	$(1)	$169

	Three Months Ended June 30, 2012
	Alaska
(in millions)	Mainline	Regional	Horizon	Consolidating	Air Group Adjusted(a)	Special Items	Consolidated
Operating revenues
Passenger
Mainline	$863	$—	$—	$—	$863	$—	$863
Regional	—	188	—	—	188	—	188
Total passenger revenues	863	188	—	—	1,051	—	1,051
CPA revenues	—	—	89	(89)	—	—	—
Freight and mail	30	1	—	—	31	—	31
Other-net	115	15	2	—	132	—	132
Total operating revenues	1,008	204	91	(89)	1,214	—	1,214

Operating expenses
Operating expenses, excluding fuel	532	139	83	(89)	665	—	665
Economic fuel	317	46	—	—	363	70	433
Total operating expenses	849	185	83	(89)	1,028	70	1,098

Nonoperating income (expense)
Interest income	4	—	—	1	5	—	5
Interest expense	(12)	—	(4)	(1)	(17)	—	(17)
Other	5	—	—	—	5	—	5
	(3)	—	(4)	—	(7)	—	(7)
Income (loss) before income tax	$156	$19	$4	$—	$179	$(70)	$109

(a)
The adjusted column represents the financial information that is reviewed by management to assess performance of operations and determine capital allocations and does not include certain charges. See Note A for further information in the accompanying pages.

OPERATING SEGMENTS (unaudited)
Alaska Air Group, Inc.

	Six Months Ended June 30, 2013
	Alaska
(in millions)	Mainline	Regional	Horizon	Consolidating	Air Group Adjusted(a)	Special Items	Consolidated
Operating revenues
Passenger
Mainline	$1,692	$—	$—	$—	$1,692	$—	$1,692
Regional	—	374	—	—	374	—	374
Total passenger revenues	1,692	374	—	—	2,066	—	2,066
CPA revenues	—	—	186	(186)	—	—	—
Freight and mail	54	2	—	—	56	—	56
Other-net	234	31	3	—	268	—	268
Total operating revenues	1,980	407	189	(186)	2,390	—	2,390

Operating expenses
Operating expenses, excluding fuel	1,116	296	173	(187)	1,398	—	1,398
Economic fuel	650	90	—	—	740	13	753
Total operating expenses	1,766	386	173	(187)	2,138	13	2,151

Nonoperating income (expense)
Interest income	9	—	—	—	9	—	9
Interest expense	(21)	—	(7)	(1)	(29)	—	(29)
Other	11	(1)	1	(1)	10	—	10
	(1)	(1)	(6)	(2)	(10)	—	(10)
Income (loss) before income tax	$213	$20	$10	$(1)	$242	$(13)	$229

	Six Months Ended June 30, 2012
	Alaska
(in millions)	Mainline	Regional	Horizon	Consolidating	Air Group Adjusted(a)	Special Items	Consolidated
Operating revenues
Passenger
Mainline	$1,586	$—	$—	$—	$1,586	$—	$1,586
Regional	—	361	—	—	361	—	361
Total passenger revenues	1,586	361	—	—	1,947	—	1,947
CPA revenues	—	—	176	(176)	—	—	—
Freight and mail	53	2	—	—	55	—	55
Other-net	218	29	4	—	251	—	251
Total operating revenues	1,857	392	180	(176)	2,253	—	2,253

Operating expenses
Operating expenses, excluding fuel	1,051	276	161	(175)	1,313	—	1,313
Economic fuel	611	90	—	—	701	50	751
Total operating expenses	1,662	366	161	(175)	2,014	50	2,064

Nonoperating income (expense)
Interest income	9	—	—	1	10	—	10
Interest expense	(25)	—	(8)	—	(34)	—	(34)
Other	10	—	1	—	11	—	11
	(6)	—	(7)	1	(13)	—	(13)
Income (loss) before income tax	$189	$26	$12	$—	$226	$(50)	$176

(a)
The adjusted column represents the financial information that is reviewed by management to assess performance of operations and determine capital allocations and does not include certain charges. See Note A for further information in the accompanying pages.

FUEL RECONCILIATIONS (unaudited)
Alaska Air Group, Inc.

	Three Months Ended June 30,
	2013		2012
(in millions, except for per-gallon amounts)	Dollars	Cost/Gallon	Dollars	Cost/Gallon
Raw or "into-plane" fuel cost	$347	$3.07	$351	$3.29
(Gains) losses on settled hedges	24	0.21	12	0.11
Consolidated economic fuel expense	371	3.28	363	3.40
Mark-to-market fuel hedge adjustment	1	0.01	70	0.66
GAAP fuel expense	$372	$3.29	$433	$4.06
Fuel gallons	113		106

	Six Months Ended June 30,
	2013		2012
(in millions, except for per gallon amounts)	Dollars	Cost/Gallon	Dollars	Cost/Gallon
Raw or "into-plane" fuel cost	$704	$3.22	$688	$3.34
(Gains) losses on settled hedges	36	0.16	13	0.07
Consolidated economic fuel expense	$740	$3.38	$701	$3.41
Mark-to-market fuel hedge adjustment	13	0.06	50	0.24
GAAP fuel expense	$753	$3.44	$751	$3.65
Fuel gallons	219		206

Breakout of Fuel Expense:
	Three Months Ended June 30,		Six Months Ended June 30,
(in millions)	2013	2012	2013	2012
Mainline economic fuel expense	$327	$317	$650	$611
Regional economic fuel expense	44	46	90	90
Consolidated economic fuel expense	$371	$363	$740	$701

Mainline Economic Cost per Gallon Reconciliation:
	Three Months Ended June 30,		Six Months Ended June 30,
(in millions, except for per-gallon amounts)	2013	2012	2013	2012
Mainline economic fuel expense	$327	$317	$650	$611
Mainline fuel gallons	100	93	193	180
Mainline economic cost per gallon	$3.28	$3.40	$3.37	$3.40

Note A: Pursuant to Regulation G, we are providing disclosure of the reconciliation of reported non-GAAP financial measures to their most directly comparable financial measures reported on a GAAP basis. We believe that consideration of these non-GAAP financial measures may be important to investors for the following reasons:

•
By eliminating fuel expense and certain special items from our cost and unit cost metrics, we believe that we have better visibility into the results of our non-fuel cost-reduction initiatives. Our industry is highly competitive and is characterized by high fixed costs, so even a small reduction in non-fuel operating costs can result in a significant improvement in operating results. In addition, we believe that all domestic carriers are similarly impacted by changes in jet fuel costs over the long run, so it is important for management (and thus investors) to understand the impact of (and trends in) company-specific cost drivers such as labor rates and productivity, airport costs, maintenance costs, etc., which are more controllable by management.

•
Cost per ASM (CASM) excluding fuel and certain special items is one of the most important measures used by management and by the Air Group Board of Directors in assessing quarterly and annual cost performance.

•
Adjusted Income before Income Taxes and CASM excluding fuel (and other items as specified in our plan documents) are important metrics for the employee incentive plan that covers all Air Group employees.

•
CASM excluding fuel and certain special items is a measure commonly used by industry analysts, and we believe it is the basis by which they compare our airlines to others in the industry. The measure is also the subject of frequent questions from investors.

•
Disclosure of the individual impact of certain noted items provides investors the ability to measure and monitor performance both with and without these special items. We believe that disclosing the impact of certain items, such as fleet transition costs, is important because it provides information on significant items that are not necessarily indicative of future performance. Industry analysts and investors consistently measure our performance without these items for better comparability between periods and among other airlines.

•
Although we disclose our passenger unit revenues, we do not (nor are we able to) evaluate unit revenues excluding the impact that changes in fuel costs have had on ticket prices. Fuel expense represents a large percentage of our total operating expenses. Fluctuations in fuel prices often drive changes in unit revenues in the mid-to-long term. Although we believe it is useful to evaluate non-fuel unit costs for the reasons noted above, we would caution readers of these financial statements not to place undue reliance on unit costs excluding fuel as a measure or predictor of future profitability because of the significant impact of fuel costs on our business.

Note B: Air Group has two operating airlines - Alaska Airlines and Horizon Air. Each is a regulated airline with separate management teams primarily in operational roles. To manage the two operating airlines, management views the business in three operating segments. Alaska operates a fleet of passenger jets (Alaska Mainline) and contracts with Horizon, SkyWest Airlines, Inc. (SkyWest), and Peninsula Airways, Inc. (PenAir) for regional capacity under which Alaska receives all passenger revenue from those flights (Alaska Regional). Horizon operates a fleet of turboprop aircraft and sells all of its capacity to Alaska pursuant to a capacity purchase arrangement (Horizon). The Company believes the amounts paid by Alaska to Horizon approximate current market rates received by other regional carriers for similar flying and are available to pay for various Horizon operating expenses such as crew expenses, maintenance, and aircraft ownership costs. All inter-company revenues and expenses between Alaska and Horizon are eliminated in consolidation.

Glossary of Terms

Mainline - represents flying Boeing 737 jets and all associated revenues and costs

Regional - represents capacity purchased by Alaska from Horizon, SkyWest, and PenAir. In this segment, Alaska Regional records actual on-board passenger revenue, less costs such as fuel, distribution costs, and payments made to Horizon, SkyWest and PenAir under the respective capacity purchased arrangement (CPAs). Additionally, Alaska Regional includes an allocation of corporate overhead such as IT, finance, other administrative costs incurred by Alaska and on behalf of Horizon.

RPMs - revenue passenger miles, or "traffic"; represents the number of seats that were filled with paying passengers; one passenger traveling one mile is one RPM

ASMs - available seat miles, or “capacity”; represents total seats available across the fleet multiplied by the number of miles flown

Load Factor - RPMs as a percentage of ASMs; represents the number of available seats that were filled with paying passengers

Yield - passenger revenue per RPM; represents the average revenue for flying one passenger one mile

PRASM - passenger revenue per ASM; commonly called “passenger unit revenue”

RASM - operating revenue per ASMs, or "unit revenue"; operating revenue includes all passenger revenue, freight & mail, Mileage Plan, and other ancillary revenue; represents the average total revenue for flying one seat one mile

CASM - operating costs per ASM, or "unit cost"; represents all operating expenses including fuel and special items

CASMex - operating costs excluding fuel and special items per ASM; this metric is used to help track progress toward reduction of non-fuel operating costs since fuel is largely out of our control

Economic Fuel - best estimate of the cash cost of fuel, net of the impact of our fuel-hedging program

Aircraft Utilization - block hours per day; this represents the average number of hours our aircraft are flying

Aircraft Stage Length - represents the average miles flown per aircraft departure

Diluted Earnings per Share - represents earnings per share using fully diluted shares outstanding

Diluted Shares - represents the total number of shares that would be outstanding if all possible sources of conversion, such as stock options, were exercised

Productivity - number of revenue passengers per full-time equivalent employee

Debt to Capitalization ratio - represents adjusted debt (long-term debt plus seven times annualized aircraft rent) divided by total equity plus adjusted debt